COMPANY POLICY / EMPLOYMENT AGREEMENT

     Agreement made, effective as of September 21, 1998, by and between INTERNATIONAL SOLUBLES CORP., a corporation duly organized and existing under the laws of the State of Florida, with a place of business at 225 S. Westmonte Drive, #1170, City of Altamonte Springs, Florida, County of Seminole, State of Florida, hereinafter referred to as employer, and Van Sea, of 225 S. Westmonte Drive, City of Altamonte Springs, County of Seminole, State of Florida hereinafter referred to as employee.

                                    RECITALS
The parties recite and declare:

     A. Employer is engaged In a business which is primarily composed of the marketing of a chemical product known as ULTRA GRIP NON-SLIP.

     B. Employee has been engaged in businesses which. provide a basis for knowledge and experience to assist employer in furthering its business goals.

     C. Employee is willing to be employed by employer, and employer is willing to employ employee, on the terms, covenants, and conditions set forth in this agreement.

     For the reasons set forth above, and in consideration of the mutual promises and agreements set forth In this agreement, employer and employee agree as follows:

                                   SECTION ONE
                                   EMPLOYMENT

     A. Employer hereby employs, engages, hires employe as General Manager.

                                 SECTION THREE
                              TERM OF EMPLOYMENT

     The term of this agreement is indefinite and shall commence upon the execution hereof, and shall continue pursuant to the terms and conditions expressed herein below.

                                  SECTION FOUR
                            COMPENSATION OF EMPLOYEE

     Employer shall pay employee, and employee shall accept from employer, in full payment for employee's services under this agreement, compensation

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more fully described in that exhibit  attached to as Exhibit "A" and made a part hereof.

     Employer shall reimburse employee for all necessary expenses incurred by employee while traveling pursuant to employer's directions.

                                  SECTION FIVE
                  TERMINATION DUE TO DISCONTINUANCE OF BUSINESS

     In spite of anything contained in this agreement to the contrary, in the event that employer shall discontinue operating its business then this agreement shall terminate as of the last day of the month in which employer ceases operations with the same force and effect as if such last day of the month were originally set as the termination date of this agreement.

                                   SECTION SIX
                                OTHER EMPLOYMENT

     Employee shall devote all of his/her time, attention, knowledge, and skills solely to the business and interest of employer, and employer shall be entitled to all of the benefits, profits, or other issues arising from or incident to all work, services, and advice of employee, and employee shall not, during the term of this agreement., be interested directly or indirectly, in any manner, as partner, officer, director, shareholder, advisor, employee, or in any other capacity in any other business similar to employer's business or any allied trade; provided, however, that nothing contained in this section shall be deemed to prevent or to limit the right of employee to invest any of his/her money in the capital stock or other securities of any corporation whose stock or securities are publicly owned or are regularly traded on any public exchange, nor shall anything contained in this section be deemed to prevent employee from investing or limit employee's right to invest his/her money in real estate.

                                  SECTION SEVEN
                    RECOMMENDATIONS FOR IMPROVING OPERATIONS

     Employee shall make available to employer all information of which employee shall have any knowledge and shall make all suggestions and recommendations that will be of mutual benefit to employer and employee.

                                  SECTION EIGHT
                                  TRADE SECRETS

     Employee shall not at any time or in any manner, either, directly or indirectly, divulge, disclose or communicate to any person, firm, corporation, or other entity in any manner whatsoever any information concerning any matters affecting or relating to the business of employer, including without


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  limitation,  any of its customers,  the prices it obtains or has obtained from the sale of, or at which it sells or has sold, its products, or any other information concerning the business of employer, its manner of operation, its plans, processes, or other data without regard to whether all of the above-stated matters will be deemed confidential, material, or important, employer and employee specifically and expressly stipulating that as between them, such matters are important, material, and confidential and gravely affect the effective and successful conduct of the business of employer, and employer's good will, and that any beech of the terms of this section shall be a material breach of this agreement.

                                  SECTION NINE
                  TRADE SECRETS AFTER TERMINATION OF EMPLOYMENT

     All of the terms of Section Eight of this agreement shall remain in full force and effect for the period of three years after the termination of employee's employment for any reason, and during such three year period, employee shall not make or permit the making of any public announcement or statement of any kind that he/she was formerly employed by or connected with employer.

                                   SECTION TEN
                  EMPLOYEE'S INABILITY TO CONTRACT FOR EMPLOYER

     In spite of anything contained in this agreement to the contrary, employee shall not have the right to make any contracts or commitments for or on behalf of employer without first obtaining the express written consent of employer.

                                 SECTION ELEVEN
                         AGREEMENTS OUTSIDE OF CONTRACT

     This agreement contains the complete agreement concerning the employment arrangement between the parties and shall, as of the effective date hereof, supersede all other agreements between the parties. The parties stipulate that neither of them has made any representation with respect to the subject matter of this agreement or any representations including the execution and delivery of this agreement except such representations as are specifically set forth in this agreement and each of the parties acknowledges that he/she or it has relied on its own judgment in entering into this agreement. The parties further acknowledge that any payments or representations that may have been made by either of them to the other prior to the date of executing this agreement are of no effect and that neither of them has relied thereon in connection with his/her or its dealings with the other.


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                                 SECTION TWELVE
                            MODIFICATION OF AGREEMENT

     Any modification of this agreement or additional obligation assumed by either party in connection with this agreement shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

                                SECTION THIRTEEN
                                   TERMINATION

     A. This agreement may be terminated by either party on thirty days written notice to the other.

     B. In the event of any  violation  by  employee of any of the terms of this
agreement,   employer  may  terminate   employment   without   notice  and  with
compensation to employee only to the date of such termination.

     C. It Is further agreed that any breach or evasion of any of the terms of this agreement by either party will result in Immediate and irreparable injury to the other party and will authorize recourse to injunction and or specific performance as well as to all other legal or equitable remedies to which such injured party may be entitled under this agreement.

                                SECTION FOURTEEN
                           TERMINATION FOR DISABILITY

     A. In spite of anything in the agreement to the contrary, employer Is hereby given the option to terminate this agreement in the event that employee shall, during the term of this agreement, become permanently disabled as the term permanently disabled is fixed and defined in this Section. Such option shall be exercised by employer giving notice to employee by registered mail, addressed to him/her in care of employer at2255 Westmonte Drive, or at such other address as employee shall designate in writing of employer's intention to terminate this agreement on the last day of the month during which such notice is mailed. On the giving of such notice, this agreement shall cease on the last day of the month in which the notice is so mailed, with the same force and effect as if such last day of the month were the date originally set forth in this agreement as the termination date of this agreement.

     B. For the purposes of this agreement, employee shall be deemed to have become permanently disabled, if, during any year of the term of this agreement, because of ill health, physical or mental disability or for other causes beyond employee's control he/she shall have been continuously unable or unwilling or shall have failed to perform his/her duties under this agreement for 60

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consecutive days, or if, during any year of the term of this agreement, employee shall have been unable or unwilling or shall have failed to perform his/her duties for a total period of 60 days, irrespective of whether or not such days are consecutive. For the purposes of this agreement, the term "any year of the term of this agreement" is defined to mean any 12 calendar months period commencing on 1/1 , and terminating on 12/31 , during the term of this agreement.

                                 SECTION FIFTEEN
                        PROFIT SHARING / STOCK OWNERSHIP

     In addition to compensation as enumerated herein above, employee may be entitled to profit sharing and/or stock in the employer corporation, and, if so, is enumerated more specifically in the Exhibit "B", a copy of which is attached hereto and made a part hereof.

                                 SECTION SIXTEEN
                              MISCELLANEOUS CLAUSES

     A. This agreement shall be interpreted under the laws of the state of Florida.

     B. The failure of either party to this agreement to insist upon the performance of any of the terms and conditions of this agreement shall not be a permanent waiver of their rights hereunder.

     C. In the event that either party should seek to enforce its rights under the terms of this contract, exclusive venue shall Ile in the county and circuit courts of Seminole County, Florida, and in any resulting litigation the prevailing party shall be entitled to the recovery of reasonable attorney's fees.

     IN WITNESS WHEREOF we the undersigned have affixed our hands and seals the day and year first above written.



    EMPLOYER:
    International Solubles Corp.

    By: /s/ L. Henry Sarimento
        -----------------------------

    EMPLOYEE:
    /s/ Van A Sea


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                                  SCHEDULE "A"

                                  COMPENSATION



$800.00 per week











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